Filed Pursuant to Rule 497(e)

Registration Statement No. 333-236154

WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC.

SUPPLEMENT DATED JULY 31, 2020

TO THE FUND’S PROSPECTUS SUPPLEMENT DATED APRIL 20, 2020 AND

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 2, 2020

The following disclosure replaces and supersedes the corresponding information included in the “The Investment Manager” section of the Fund’s Prospectus Supplement and Prospectus, the “Management of the Fund” section of the Fund’s Prospectus, and the “Investment Manager” section of the Fund’s SAI:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC, Western Asset Management Company, LLC and Western Asset Management Company Limited became indirect, wholly owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadvisers continue to provide uninterrupted services with respect to the Fund pursuant to management and subadvisory agreements that have been newly approved by Fund stockholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

Please retain this supplement for future reference.

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